UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2025
__________________________
ASCEND WELLNESS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-254800	83-0602006
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
44 Whippany Road
Suite 101
Morristown, NJ 07960

(Address of principal executive offices)
(646) 661-7600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below).

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On April 30, 2025, Ascend Wellness Holdings, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders voted on the following matters, which are described in detail in the Proxy Statement: (i) to elect six (6) directors to serve on the Company’s board of directors (the “Board”) until the 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified (“Proposal 1”); and (ii) to ratify the appointment of WithumSmith+Brown, PC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025 (“Proposal 2”). At the Annual Meeting, the holders of 168,288,350 votes of the Company’s common stock were represented in person or by proxy, constituting a quorum.
Set forth below are the final voting results with respect to each of the proposals acted upon at the Annual Meeting, including the number of votes cast for and against (or withheld), and the number of abstentions and broker non-votes with respect to each such proposal.
Proposal 1: Election of Directors
The following six (6) nominees, unanimously recommended by the Board, each of whom were named in the Proxy Statement, were elected to serve on the Board to hold office until the 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified, based on the following votes:

Directors	FOR	WITHHELD	BROKER NON-VOTES
Abner Kurtin	95,529,800	8,074,309	64,684,241
Francis Perullo	99,931,127	3,672,982	64,684,241
Scott Swid	95,457,312	8,146,797	64,684,241
Josh Gold	100,969,667	2,634,442	64,684,241
Samuel Brill	97,430,298	6,173,811	64,684,241
Julie Francis	101,062,802	2,541,307	64,684,241
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The appointment of WithumSmith+Brown, PC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
168,188,991	58,719	40,640	—
Item 9.01.    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Exhibit Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ascend Wellness Holdings, Inc.

May 2, 2025	/s/ Roman Nemchenko
Roman Nemchenko Chief Financial Officer (Principal Financial Officer)
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